Provisions	12 Months Ended
Jun. 30, 2021
Provisions.
Provisions

23.    Provisions

Provisions consist of obligations resulting in an expected outflow of economic benefits and were non-current for each of the periods presented. Provisions consist of the following as of June 30, 2021:

(in € thousands)	Dismantling	Other	Total
Beginning of fiscal year	494	88	582
Additions	135	—	135
Releases	—	—	—
Utilizations	—	—	—
End of fiscal year	629	88	717

Mytheresa Group leases its Corporate headquarter, central warehouse facility and the retail stores in Germany. Mytheresa Group recognizes a provision for expected dismantling costs to be incurred at the end of the respective lease terms for these two facilities based on external data sources and internal experience from past dismantling activities.